                                                                       EXHIBIT 1

                                    Ownership
Thomas D. Simmons, Jr.

       (a)  Amount Beneficially Owned: 343,384
       (b)  Percent of Class: 5.5%
       (c)  Number of shares as to which such person has:

              (i)      sole power to vote or to direct the vote:
                                 173,383
              (ii)     shared power to vote or to direct the vote:
                                 170,001
              (iii)    sole power to dispose or to direct the disposition of:
                                 173,383
              (iv)     shared power to dispose or to direct the disposition of:
                                 170,001

Simmons Family Trust

       (a)  Amount Beneficially Owned: 115,604
       (b)  Percent of Class: 1.8%
       (c)  Number of shares as to which such person has:

              (i)      sole power to vote or to direct the vote:
                                  115,604
              (ii)     shared power to vote or to direct the vote:
                                     0
              (iii)    sole power to dispose or to direct the disposition of:
                                  115,604
              (iv)     shared power to dispose or to direct the disposition of:
                                     0

Thomas Dudley Simmons, Jr. Marital Trust

       (a)  Amount Beneficially Owned: 59,493
       (b)  Percent of Class: 0.9%
       (c)  Number of shares as to which such person has:

              (i)      sole power to vote or to direct the vote:
                                   59,493
              (ii)     shared power to vote or to direct the vote:
                                     0
              (iii)    sole power to dispose or to direct the disposition of:
                                   59,493
              (iv)     shared power to dispose or to direct the disposition of:
                                     0

Simmons 1987 Basket Trust

       (a)  Amount Beneficially Owned: 54,397
       (b)  Percent of Class: 0.9%
       (c)  Number of shares as to which such person has:

              (i)      sole power to vote or to direct the vote:
                                  54,397
              (ii)     shared power to vote or to direct the vote:
                                     0
              (iii)    sole power to dispose or to direct the disposition of:
                                  54,397
              (iv)     shared power to dispose or to direct the disposition of:
                                     0